                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Landair Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [LANDAIR LOGO]


                                 April 15, 1999

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Landair Corporation, you are cordially invited to attend the Annual Meeting of Shareholders on Tuesday, May 18, 1999, at 1:30 p.m., local time, at the General Morgan Inn & Conference Center, 111 North Main Street, Greeneville, Tennessee.

YOUR VOTE IS IMPORTANT. Therefore, whether or not you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy in the envelope provided as promptly as possible. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

I hope you will be able to join us, and we look forward to seeing you in Greeneville.

                                            Sincerely yours,

                                            /s/ Scott M. Niswonger
                                            Scott M. Niswonger
                                            Chairman of the Board
                                            and Chief Executive Officer

                               LANDAIR CORPORATION
                                430 AIRPORT ROAD
                          GREENEVILLE, TENNESSEE 37745

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 18, 1999

To the Shareholders of Landair Corporation:

The Annual Meeting of Shareholders of Landair Corporation (the "Company") will be held on Tuesday, May 18, 1999, beginning at 1:30 p.m., local time, at the General Morgan Inn & Conference Center, 111 North Main Street, Greeneville, Tennessee.

Attendance at the Annual Meeting will be limited to shareholders, those holding proxies from shareholders and representatives of the press and financial community. If you wish to attend the meeting but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

The purposes of this meeting are:

         1. To elect six members of the Board of Directors with terms expiring at the next Annual Meeting of Shareholders in 2000;

         2. To approve and adopt the Company's Amended and Restated Stock Option and Incentive Plan;

         3. To approve and adopt the Company's Amended and Restated Non-Employee Director Stock Option Plan;

         4. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company; and

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of the $0.01 par value common stock of the Company of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the Annual Meeting. Shareholders are cordially invited to attend the meeting in person.

SHAREHOLDERS ARE URGED TO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. ANY PROXY NOT DELIVERED AT THE MEETING SHOULD BE MAILED TO REACH THE COMPANY'S PROXY TABULATOR, SUNTRUST BANK, ATLANTA, STOCK TRANSFER DEPARTMENT, P.O. BOX 4625, ATLANTA, GEORGIA 30302 BY 9:00 A.M. ON MAY 17, 1999. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                                            By Order of the Board of Directors,

                                            /s/ Richard H. Roberts
                                            Richard H. Roberts
                                            Secretary

Greeneville, Tennessee
April 15, 1999

                               LANDAIR CORPORATION
                                430 AIRPORT ROAD
                          GREENEVILLE, TENNESSEE 37745
                                 (423) 636-7000

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished to the shareholders of Landair Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 18, 1999, beginning at 1:30 p.m., local time at the General Morgan Inn & Conference Center, 111 North Main Street, Greeneville, Tennessee and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This proxy material was first mailed to shareholders on or about April 15, 1999.

If the enclosed form of proxy is executed and returned, it will be voted in accordance with the instructions given, but may be revoked at any time insofar as it has not been exercised by notifying the Secretary of the Company in writing at the principal executive offices of the Company or by duly executing and delivering a proxy bearing a later date. Each proxy will be voted FOR Proposals 1, 2, 3 and 4 if no contrary instruction is indicated in the proxy, and in the discretion of the proxies on any other matter which may properly come before the shareholders at the Annual Meeting.

There were 6,295,932 shares of the $0.01 par value common stock of the Company (the "Common Stock") issued and outstanding on March 31, 1999. A majority of such shares, present or represented by proxy, will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum on all matters. Abstentions and broker non-votes are not treated as votes for or against the Proposals presented to the shareholders. Because directors are elected by a plurality of the votes cast, abstentions are not considered in the election. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Shareholders are entitled to one vote for each share of Common Stock held of record at the close of business on March 31, 1999.

The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this Proxy Statement. Such solicitation will be made by mail, and also may be made by the Company's executive officers or employees personally. The Company does not anticipate paying any compensation to any other party for this solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

PROPOSAL 1 - ELECTION OF DIRECTORS

Six directors will be elected at the meeting, each to hold office until the next Annual Meeting of Shareholders and until a successor has been duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX NOMINEES NAMED BELOW. DULY EXECUTED PROXIES WILL BE SO VOTED UNLESS RECORD HOLDERS SPECIFY A CONTRARY CHOICE ON THEIR PROXIES. If for any reason a nominee is unable to serve as a director, it is intended that the proxies solicited hereby will be voted for such substitute nominee as the Board may propose. The Board has no reason to expect that the nominees will be unable to serve and, therefore, at this time it does not have any substitute nominees under consideration. Proxies cannot be voted for a greater number of persons than the number named.

The nominees for election shall be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting. Shareholders have no right to vote cumulatively for directors, but rather each shall have one vote for each director for each share of Common Stock held by such shareholder.

DIRECTOR NOMINEES

The following persons are the nominees for election to serve as directors. All nominees are presently directors of the Company. There are no family relationships between any of the director nominees. Certain information relating to the nominees, which has been furnished to the Company by the individuals named, is set forth below.

JERRY T. ARMSTRONG                                   Director since 1998
Dallas, Texas                                        Age 60

Mr. Armstrong joined the Company's Board of Directors in August 1998. He is the Chairman and Chief Executive Officer of Wind Associates, Inc., a private investment and management company, a position he has held since June 1997. From June 1988 to June 1997, Mr. Armstrong was Chairman, President and Chief Executive Officer of Merchants, Inc., and from February 1984 until June 1988, he was President and Chief Executive Officer of The Wedge Group, Inc., both parent corporations of diversified transportation companies. He also served on the Board of Directors of Landstar System, Inc. from March 1991 until May 1994. Over a forty year career, Mr. Armstrong held chief executive positions with and served on the boards of ANR Freight Systems, Inc., Garrett Freight Lines, Inc., Riss International, Inc., and Johnson Motor Lines, Inc., all transportation related companies.

EDDIE R. BROWN                                       Director since 1998
Greeneville, Tennessee                               Age 48

Mr. Brown serves as President and Chief Operating Officer and as a director of the Company. Mr. Brown began serving as President and Chief Operating Officer of Landair Transport, Inc. in January 1998. Since June 1991, Mr. Brown served in various management positions for Landstar System, Inc., a $1.3 billion truckload carrier based in Jacksonville, Florida. He was President of Landstar Ranger Transportation, Inc. from January 1996 and Executive Vice President and Chief Operating Officer of Landstar System, Inc. from January 1995 until December 1997. Mr. Brown's first position with Landstar System, Inc. was as President and Chief Executive Officer of Landstar Poole, Inc. in Evergreen, Alabama from June 1991 to December 1994. From January 1986 to June 1991, Mr. Brown served as President and Chief Executive Officer for Bulldog Trucking, Inc. From October 1980 until January 1986, while at Builders Transport, Inc., he served in various capacities, ranging from Terminal Manager to Vice President, Operations and Sales.

GEN. DUANE H. CASSIDY                                Director since 1998
Ponte Vedra Beach, Florida                           Age 65

Gen. Cassidy began serving as a director of the Company in August 1998, following his retirement in January 1998 as Corporate Senior Vice President and Chairman of the Commercial Board of CSX Corporation, a position he held from June 1996. From January 1992 to June 1996, he was Senior Vice President of Sales and Marketing for CSX Transportation, Inc., a subsidiary of CSX Corporation. From October 1989 to January 1992, he served as Vice President of Logistics Technology and held the position of President, CSX/Sea-Land Logistics, Inc. From September 1985 to September 1989, he served as Commander in Chief, Military Airlift Command, and from July 1987 to September 1989, as Commander in Chief, United States Transportation Command, where he was the Department of Defense advocate and single point of contact for the Defense Transportation System--air, land, and sea, military and commercial. In October 1989, he retired from the Air Force as a four-star General, and currently sits on the National Defense Transportation Association's Board of Directors as Vice Chairman.

DR. C. JOHN LANGLEY, JR.                             Director since 1998
Knoxville, Tennessee                                 Age 53

Dr. Langley joined the Board of Directors of the Company in August 1998. He is the John H. Dove Distinguished Professor of Logistics and Transportation at the University of Tennessee, Knoxville. He has served as a professor at the University of Tennessee since September 1973. From October 1984 until October 1992, he was a member of the Executive Committee of the Council of Logistics Management, served as President of the Council from October 1990 to October 1991, and was the 1993 recipient of the Council's Distinguished Service Award. In addition to providing consulting and advisory services to several leading corporations, he is a popular speaker at professional conferences, and participates as a faculty member at executive logistics programs offered at a number of leading universities.

SCOTT M. NISWONGER                                   Director since 1998
Greeneville, Tennessee                               Age 51

Mr. Niswonger serves as Chairman of the Board and Chief Executive Officer of the Company. Mr. Niswonger has also served as a director of Forward Air Corporation since 1981 and serves as a director of the Regional Advisory Board of First Tennessee Bank National Association.

RICHARD H. ROBERTS                                   Director since 1998
Greeneville, Tennessee                               Age 44

Mr. Roberts serves as Senior Vice President, General Counsel and Secretary and as a director of the Company. Mr. Roberts was a partner with the Baker, Worthington, Crossley & Stansberry law firm from January 1991 until July 1994, and an associate of the firm from June 1985. Mr. Roberts has served as a director of Forward Air Corporation since May 1995 and as a director of Miller Industries, Inc. since April 1994.

BOARD OF DIRECTORS AND COMMITTEES

Last year following the Company's spin-off from its former parent company, Forward Air Corporation, the Board held two meetings. The Board maintains an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. These committees do not have a formal meeting schedule, but are required to meet at least once each year.

Current members of the Executive Committee are Messrs. Brown, Niswonger and Roberts. The Executive Committee is authorized to act on behalf of and to carry out the functions of the Board to the extent permitted by law and the Bylaws of the Company.

Current members of the Audit Committee are Messrs. Armstrong, Cassidy and Langley. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff. The Audit Committee held one meeting during 1998.

Current members of the Compensation Committee are Messrs. Armstrong, Cassidy and Niswonger. The Compensation Committee is responsible for determining the overall compensation levels of certain of the Company's executive officers and administering the Company's employee stock option plan and other employee benefit plans. The Compensation Committee held one meeting during 1998.

Current members of the Nominating Committee are Messrs. Brown and Niswonger. The Nominating Committee is responsible for establishing the criteria for and reviewing the qualifications of individuals for election as members of the Board. When a vacancy on the Board occurs or is anticipated, the Committee presents its recommendation of a replacement director to the Board. The Committee also makes recommendations as to exercise of the Board of Director's authority to determine the number of its members, within the limits provided by the Bylaws of the Company. Shareholders wishing to communicate with the Nominating Committee concerning potential director candidates may do so by corresponding with the Secretary of the Company and including the name and biographical data of the individual being suggested. There were no Nominating Committee meetings held during 1998.

All directors hold office at the pleasure of the shareholders. All of the incumbent directors attended at least 75% of the total number of meetings of the Board and committees on which they served during 1998.

COMPENSATION OF DIRECTORS

Employee directors of the Company do not receive additional compensation for serving as members of the Board of Directors or on any committee thereof. In lieu of an annual retainer, non-employee directors are paid a fee of $1,500 for each Board meeting and $1,500 for each committee meeting attended, together with reasonable traveling expenses. No additional fee is paid for committee meetings held on the same day as Board meetings.

On July 21, 1998, the Board adopted, and Forward Air Corporation as the sole shareholder then approved, the Landair Corporation Non-Employee Director Stock Option Plan (the "Director Plan"). On October 5, 1998, at the Chairman's request, the Board of Directors approved, subject to appropriate shareholder approval at the 1999 Annual Meeting, adoption of a First Amendment to the Director Plan, which provided that each existing eligible non-employee director be granted options to purchase 15,000 shares of Common Stock on the effective date of the Director Plan and be granted options to purchase 7,500 shares of Common Stock on the first business day after each Annual Meeting of Shareholders of the Company at an exercise price equal to the then applicable Fair Market Value (as defined in the Director Plan) of the Common Stock on such date. Accordingly, on October 5, 1998, each non-employee director was granted 15,000 options at an exercise price of $4.25 per share, subject to approval by a majority of the shareholders as set forth in Proposal 3, "Approval and Adoption of the Landair Corporation Amended and Restated Non-Employee Director Stock Option Plan."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Until September 1998, Forward Air Corporation operated a deferred air freight business and the Company's national truckload carrier business. On September 23, 1998, Forward Air Corporation spun off the truckload carrier business through the distribution to its shareholders of all of the outstanding Common Stock of the Company. As a result of the spin-off, the Company became a separate publicly-held corporation. Messrs. Niswonger, Roberts and Cook serve as directors and executive officers of Forward Air Corporation. In addition, Mr. Niswonger beneficially owned approximately 50% and 49% of the Company and Forward Air Corporation, respectively, as of March 31, 1999. In connection with the spin-off, the Company and Forward Air Corporation entered into various agreements, including a Transition Services Agreement and a Distribution Agreement.

Under the Transition Services Agreement, Forward Air Corporation provides accounts payable, payroll, human resources, employee benefit plan administration, owner-operator settlement, central purchasing, accounting and legal, general administrative, and information technology services to the Company. Forward Air Corporation charged the Company approximately $800,000 during the period of September 24, 1998 through December 31, 1998 for these services. In addition, the Company provides Forward Air Corporation safety, licensing, permitting and fuel tax, recruiting and retention and driver training center services and charged Forward Air Corporation approximately $200,000 for these services during the same period. The Transition Services Agreement has a term ending 18 months from the spin-off, except that information technology services to be provided by Forward Air Corporation have a 36-month term.

Pursuant to the Distribution Agreement between Forward Air Corporation and the Company, prior to the spin-off, Forward Air Corporation made a $5.0 million contribution of capital in the form of cash to the Company, and the Company contributed to Forward Air Corporation approximately $2.4 million of net assets related to the deferred air freight business.

In connection with the spin-off, Forward Air Corporation also subleased certain of its facilities to the Company, including a portion of its terminal facility in Columbus, Ohio that is leased by Forward Air Corporation from the Director of Development of the State of Ohio. The Columbus sublease agreement terminates on September 30, 2003 and requires monthly payments from the Company to Forward Air Corporation of approximately $25,000. In addition, the Company and Forward Air Corporation routinely engage in transactions where the Company hauls deferred air freight shipments for Forward Air Corporation which are in excess of Forward Air Corporation's scheduled capacity. The Company's operating revenue from these shipments was $4,431,000 during 1998.

The Company incurred $20,000 in rent expense in 1998 for a motorcoach leased from Sky Night, L.L.C., which is owned by Mr. Niswonger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the "beneficial ownership," as that term is defined in the rules of the Securities and Exchange Commission (the "Commission") of the Common Stock of (i) each director; (ii) the Chief Executive Officer and the two other highest paid executive officers (the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) each other person known to be a "beneficial owner" of more than five percent of any class of capital stock of the Company based on information available to the Company on March 31, 1999. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

                                                                                     Percentage of
                                                                Aggregate Number     Common Shares
           Name and Address of Beneficial Owner (1)                of Shares(2)     Outstanding(2)
------------------------------------------------------------    -----------------   --------------
Scott M. Niswonger..........................................      3,129,520  (3)         50%
Merrill Lynch & Co., Inc....................................        644,100  (4)         10
Wellington Management Company, LLP..........................        581,600  (5)          9
N. Jeffrey Woods............................................         79,014  (6)          1
Eddie R. Brown..............................................         35,000               *
Richard H. Roberts..........................................         16,317               *
C. John Langley, Jr.........................................          4,000               *
Gen. Duane H. Cassidy.......................................          3,000               *
Jerry T. Armstrong..........................................            -0-              --
All directors and executive officers as a group (8 persons).      3,270,480  (6)         52

*    Less than one percent.
(1) The business address of each listed executive officer and director is c/o Landair Corporation, 430 Airport Road, Greeneville, Tennessee 37745.
(2) For the purpose of determining "beneficial ownership," the rules of the Commission require that every person who has or shares the power to vote or dispose of shares of stock be reported as a "beneficial owner" of all shares as to which such power exists. As a consequence, many persons may be deemed to be the "beneficial owners" of the same securities. The Commission rules also require that certain shares of stock that a beneficial owner has the right to acquire within 60 days of the date set forth above pursuant to the exercise of stock options are deemed to be outstanding for the purpose of calculating the percentage of ownership of such owner, but are not deemed outstanding for the purpose of calculating the percentage of ownership of any other person.
(3) Includes 300 shares held by Mr. Niswonger as custodian for his grandson and 300 shares which are held by Mr. Niswonger's spouse as custodian for one of her children.
(4) Merrill Lynch & Co., Inc. ("ML&Co.") (on behalf of Merrill Lynch Asset Management Group ("AMG")), World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381 is a parent holding company. AMG is an operating division of ML&Co. consisting of ML&Co.'s indirectly-owned asset management subsidiaries. Two of these subsidiaries, Merrill Lynch Asset Management, L.P. ("MLAM") and Fund Asset Management, L.P. ("FAM"), hold certain shares of the Common Stock. As of December 31, 1998, ML&Co. (on behalf of AMG) reported MLAM and FAM did not have sole voting or dispositive power over the shares and had shared voting and dispositive power over all of the shares. Merrill Lynch Special Value Fund, Inc. (MLSVF"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an investment company advised by FAM, may be deemed to beneficially own 428,500 of the shares as of December 31, 1998. Of the 428,500 shares, MLSVF did not have sole voting or dispositive power and had shared voting and dispositive power over 428,500 shares.
(5) Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, Massachusetts 02109, is an investment adviser registered with the Commission under the Investment Advisors Act of 1940, as amended. As of December 31, 1998, WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of 581,600 shares that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class. As of December 31, 1998, WMC did not have sole voting or dispositive power over the shares, had shared voting power over 425,300 shares and shared dispositive power over all of the shares.
(6) Includes 12,458 shares which are issuable pursuant to options which are exercisable within 60 days of the date set forth above.

COMPENSATION OF EXECUTIVE OFFICERS IN 1998

                           SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation paid or to be paid by the Company to the Named Executive Officers for the years shown in all capacities in which they served.

                                                                                         Long-Term
                                                                                       Compensation
                                                       Annual Compensation                Awards
                                               --------------------------------------  ------------
                                                                                        Number of
                                                                                        Securities      All Other
                                                                        Other Annual    Underlying     Compensation
  Name and Principal Positions       Year      Salary        Bonus      Compensation     Options           (1)
  ----------------------------       ----      ------        -----      ------------   -----------     -------------
Scott M. Niswonger (2)               1998     $143,987      $73,238         -0-              -0-         $ 5,656
   Chairman and
   Chief Executive Officer
Eddie R. Brown                       1998      152,925       82,550         -0-          100,000           9,000
   President and
   Chief Operating Officer
N. Jeffrey Woods                     1998       96,378       20,790         -0-              -0-          10,291
   Vice President,
   Operations

(1) Includes car allowance and employer matching portion of 401(k) contributions.
(2) Effective January 1, 1998, Mr. Niswonger's annual compensation was allocated equally to the Company and Forward Air Corporation pursuant to the terms of the Transition Services Agreement.

        1998 OPTION GRANTS, AGGREGATED OPTION EXERCISES AND OPTION VALUES

During 1998, the Company awarded stock options to the Named Executive Officers as set forth in the following table.

                         OPTION GRANTS IN LAST YEAR (1)

                                                 Individual Grants                                  Potential
                          ----------------------------------------------------------------       Realizable Value
                                                Percent of                                       at Assumed Annual
                                                   Total                                          Rates of Stock
                               Number of          Options                                       Price Appreciation
                              Securities        Granted to      Exercise                            For Option
                              Underlying         Employees         Or                                Term (2)
                                Options             in         Base Price     Expiration      ------------------------
          Name                  Granted          Last Year      ($/Share)        Date             5%            10%
          ----                  -------          ---------      ---------        ----             --            ---
Eddie R. Brown                  100,000           29.97%          $4.25        10/05/08        $267,280       $677,341
N. Jeffrey Woods                 16,610            4.98            4.33        01/31/06          36,114         87,382
                                 12,458            3.73            3.01        01/31/07          21,646         53,865

(1) The options granted to Mr. Woods represent options granted pursuant to the Employee Benefit Matters Agreement entered into between the Company and Forward Air Corporation in connection with the spin-off of the Company by Forward Air Corporation in September 1998. Under that agreement, unexercisable options to purchase Forward Air Corporation common stock that were held by employees of Forward Air Corporation who remained or became employees of the Company upon the spin-off were converted into options to purchase shares of Common Stock based on a formula designed to preserve the fair market value of such converted options.

(2) We recommend caution in interpreting the financial significance of these figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Commission. They assume the value of Common Stock appreciates 5% or 10% each year, compounded annually, for ten years (the life of each option). They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2008. Depending on inflation rates, these amounts may be worth significantly less in 2008, in real terms, than their value today.

                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                           AND YEAR-END OPTION VALUES

The following table sets forth the year-end aggregated option exercises by the Named Executive Officers and the year-end value of unexercised options held by the Named Executive Officers.

                               Option Exercises                   Number of
                                 In Last Year               Securities Underlying           Value of Unexercised
                        ---------------------------        Unexercised Options Held         In-The-Money Options
                           Shares                                at Year-End                  at Year-End (2)
                          Acquired          Value        ----------------------------  ----------------------------
      Name (1)           on Exercise       Realized      Exercisable    Unexercisable  Exercisable    Unexercisable
      --------           -----------       --------      -----------    -------------  -----------    -------------
Eddie R. Brown               -0-            $ -0-            -0-           100,000        $ -0-         $325,000
N. Jeffrey Woods             -0-              -0-            -0-            29,068          -0-          108,590

(1) Mr. Niswonger has not been granted any options for the purchase of Common Stock.
(2) Represents the closing price for the Common Stock on December 31, 1998 of $7.50 less the exercise price for all outstanding exercisable and unexercisable options for which the exercise price is less than the December 31, 1998 closing price. Exercisable options have been held at least one year from the date of grant.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

The Company has an employment agreement with Eddie R. Brown, the Company's President and Chief Operating Officer. Pursuant to the agreement, Mr. Brown is to be paid a base salary of $156,000 or such greater rate as the Board of Directors of the Company determines from time to time. Upon early involuntary termination of Mr. Brown's employment with the Company, the Company shall pay Mr. Brown an amount equal to any then remaining payments under the employment agreement. The agreement expires December 31, 1999. In addition to his base salary, Mr. Brown was granted an option to purchase 100,000 shares of Common Stock at the Fair Market Value of the Common Stock (as defined in the Company's Amended and Restated Stock Option and Incentive Plan (the "Stock Plan")), on October 5, 1998, or $4.25 per share. Mr. Brown is also eligible for participation in the Company's cash incentive and other benefit plans.

Awards granted under the Company's Stock Plan become immediately exercisable or otherwise nonforfeitable in full in the event of a Change in Control of the Company (as defined in the Stock Plan), notwithstanding specific terms of the awards providing otherwise. Furthermore, with respect to stock options granted under the Stock Plan, following a Change in Control, the Compensation Committee may, in its discretion, permit the cancellation of such options in exchange for a cash payment in an amount per share equal, generally, to the difference between the highest Fair Market Value per share of Common Stock during the 60 day period preceding the Change in Control and the exercise price. A Change in Control is defined in the Stock Plan to include, among other things, (i) the acquisition of securities representing a majority of the combined voting power of all classes of capital stock by any person (other than the Company and other related entities); (ii) the approval by the shareholders of a merger or consolidation of the Company into or with another entity (with certain exceptions), the sale or other disposition of all or substantially all of the Company's assets, or the adoption of a plan of liquidation; or (iii) a change in the composition of the Board of Directors in any two-year period such that individuals who were Board members at the beginning of such period cease to constitute a majority thereof (with certain exceptions).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1998, the Committee was comprised of two non-employee directors, Messrs. Armstrong and Cassidy, and Mr. Niswonger. There were no Compensation Committee interlocks. See "Transactions with Directors, Executive Officers and Others."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's general compensation policies on executive officer compensation are administered by the Committee; however, the Committee submits its determinations to the full Board for its comments and concurrence. A majority of members of the Committee were non-employee directors in 1998. It is the responsibility of the Committee to determine whether the executive compensation policies are reasonable and appropriate to meet their stated objectives and effectively serve the best interests of the Company and its shareholders.

The three components of executive officer compensation are base salary, annual bonus incentive awards and stock option grants, except for the Chief Executive Officer whose compensation includes only base salary and annual bonus incentive awards. In addition to the Committee's determinations on base salary and bonus incentive awards, the Committee acting solely through its non-employee directors administers the Company's Employee Stock Purchase Plan and Stock Plan and determines the options to be granted to executive officers.

The Company believes that its executive compensation policy should be reviewed annually and should be reviewed in light of the Company's financial performance, its annual budget, its position within its industry sector and the compensation policies of similar companies in its business sector. The Committee believes that in addition to corporate performance, it is appropriate to consider, in setting and reviewing executive compensation, the level of experience and the responsibilities of each executive as well as the personal contributions a particular individual may make to the success of the corporate enterprise. Such qualitative factors are taken into account in considering levels of compensation. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Committee.

The Company has an employee cash incentive plan (the "Cash Incentive Plan"), which provides for annual cash incentive payments to employees based on the Company's results of operations. The goals of the Cash Incentive Plan are established based on operating plans for the year, and amounts payable under the Cash Incentive Plan are determined based on the results of the Company's operations. The amount of the cash incentives paid under the Cash Incentive Plan is determined annually by the Board.

In order to be able to increase the equity incentives available to executive officers and other key employees, and to continue to be able to offer new options, the Committee recommended, in February 1999, that the Board increase the number of authorized shares issuable under the Stock Plan from 500,000 shares to 1,000,000 shares of Common Stock, subject to approval by shareholders at the 1999 Annual Meeting of Shareholders. In 1998, 165,000 stock options were granted and, upon consummation of the September 1998 spin-off, unexercisable options held by former Forward Air Corporation employees were converted into 169,000 options to purchase Common Stock under the Stock Plan based on a formula designed to preserve the fair market value of the options on the spin-off date. In July 1998, the Board and then sole shareholder adopted the Company's Employee Stock Purchase Plan. All executive officers, other than the Chief Executive Officer, are entitled to participate in the Employee Stock Purchase Plan.

The Committee's philosophy with respect to the compensation of the Company's Chief Executive Officer is essentially the same as its philosophy with respect to other executive officers. Because the Chief Executive Officer owns approximately 50% of the Common Stock, however, his personal net worth is more closely related to the performance of the Common Stock than other executive officers. The Committee has not awarded stock options to the Chief Executive Officer.

Section 162(m) of the Internal Revenue Code of 1986, as amended and any successor thereto (the "Code"), was enacted as part of the 1993 Omnibus Budget Reconciliation Act and generally disallows a corporate deduction for compensation over $1,000,000 paid to the Company's Chief Executive Officer or any other of the four most highly compensated officers. The Committee continues to analyze the potential impact of this limitation. Under the regulations and the transition rules, executive compensation pursuant to the Stock Plan, if approved by the shareholders, is expected to qualify as "performance based" compensation and therefore be excluded from the $1,000,000 limit. Other forms of compensation provided by the Company, however, are not excluded from the limit. The Committee currently anticipates that substantially all compensation to be paid in future years will be deductible under Section 162(m) because of the spread between present levels of executive officer compensation and the limit under the regulation. In any event, the Committee believes that performance based compensation is desirable and can be structured in a manner to qualify as performance based compensation under Section 162(m).

                                        Jerry T. Armstrong
                                        Duane H. Cassidy
                                        Scott M. Niswonger

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the Company's cumulative shareholder return on its Common Stock with the Nasdaq Trucking and Transportation Stocks Index and The Nasdaq Stock Market Index commencing September 24, 1998 (the first trading day following the spin-off) and ending December 31, 1998. The graph assumes a base investment of $100 made on September 24, 1998 and the respective returns assume reinvestment of dividends paid. The comparisons in this graph are required by the Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Common Stock.




                                                       09/24/98       12/31/98
                                                       --------       --------
Landair Corporation                                    $100.00        $125.00
Nasdaq Trucking and Transportation Stocks Index        $100.00        $111.87
Nasdaq Stock Market Index                              $100.00        $127.65

PROPOSAL 2 - APPROVAL AND ADOPTION OF THE LANDAIR CORPORATION AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

The Board of Directors and management of the Company believe it is important to grant stock options on an annual basis to the management employees and also to grant options to newly hired employees. The Company believes that its competitive advantage will be determined, in part, by the knowledge, experience and commitment of its management employees. The Company's ability to grant options to purchase Common Stock is an essential element to assure that existing management employees remain committed to the Company as well as to assure that the Company can recruit additional management employees.

Accordingly, on July 21, 1998, the Board and then sole shareholder, Forward Air Corporation, originally adopted the Stock Option and Incentive Plan which provided for awards of up to 500,000 options to management employees. Subsequently, on February 4, 1999, the Board of Directors of the Company adopted, subject to shareholder approval, a First Amendment to the Stock Option and Incentive Plan to increase the maximum number of shares reserved for the grant of options under the Plan to 1,000,000. If the Stock Plan is approved, there will be 1,000,000 shares available for issuance under the Plan.

In the following pages we have summarized the principal features of the Stock Plan. For a copy of the Plan, please write to the Secretary at the address on the cover of this Proxy Statement. The Stock Plan can also be accessed as an exhibit to the Form 10-Q for the period ended March 31, 1999 on the Commission's website at www.sec.gov.

The Stock Plan will be approved and adopted if the votes cast in favor of the Stock Plan exceed the votes cast against it. Unless contrary instructions are received, shares of Common Stock represented by duly executed proxies will be voted in favor of the approval and adoption of the Stock Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY OF MATERIAL PROVISIONS OF THE STOCK PLAN

Under the Stock Plan, officers and other key employees as well as key consultants will be eligible to receive awards of stock options, stock appreciation rights and restricted stock. Options granted under the Stock Plan may be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or nonqualified stock options ("NQSOs"). Stock Appreciation Rights ("SARs") may be granted simultaneously with the grant of an option or (in the case of NQSOs) at any time during its term. Restricted stock may be granted in addition to or in lieu of any other award granted under the Stock Plan.

The Stock Plan provides that awards may be granted covering up to 1,000,000 shares of Common Stock (subject to antidilution and similar adjustments in the event of a stock split, combination of shares, recapitalization, or similar changes). The Stock Plan limits the number of shares with respect to which awards (including options, SARs and restricted stock) may be granted to any individual to no more than 100,000 shares in any year. Unless the Stock Plan is terminated earlier by the Company's Board of Directors, awards may be granted for a period of ten years from September 18, 1998.

The Stock Plan will be administered by a committee, comprised solely of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (any entity administering the Stock Plan is hereinafter referred to as the "Committee"). All members of the Committee are "outside directors" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Stock Plan, the Committee will determine the type of award, when and to whom awards will be granted, and the number of shares covered by each award. The Committee will have sole discretionary authority to interpret the Stock Plan and to adopt rules and regulations related thereto. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Committee will take into account the contribution to the management, growth and profitability of the business of the Company by the respective persons and such other factors as the Committee deems relevant.

The Committee will determine, in its sole discretion, the purchase price of the shares of stock covered by an option and the kind of consideration payable with respect to any awards; provided, however, that in the case of the ISOs, the price must not be less than the Fair Market Value (as defined in the Stock Plan) on the date of grant, and provided further that the option price must be 110% of the Fair Market Value in the case of the ISOs granted to "Ten Percent Stockholders" (as defined in the Stock Plan). The Committee may provide for the payment of the option price in cash, by delivery of shares of Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method in accordance with the terms of the option agreements. The Stock Plan contains special rules governing the time of exercise in the case of death, disability, or other termination of employment and also provides for acceleration of the exercisability of options in the event of a Change in Control (as defined in the Stock Plan).

Awards granted under the Stock Plan become immediately exercisable or otherwise nonforfeitable in full in the event of a Change in Control of the Company (as defined in the Stock Plan), notwithstanding specific terms of the awards providing otherwise. Furthermore, with respect to stock options granted under the Stock Plan, following a Change in Control, the Compensation Committee may, in its discretion, permit the cancellation of such options in exchange for a cash payment in an amount per share equal, generally, to the difference between the highest Fair Market Value per share of Common Stock during the 60 day period preceding the Change in Control and the exercise price. A Change in Control is defined in the Stock Plan to include, among other things, (i) the acquisition of securities representing a majority of the combined voting power of all classes of capital stock by any person (other than the Company and other related entities); (ii) the approval by the shareholders of a merger or consolidation of the Company into or with another entity (with certain exceptions), the sale or other disposition of all or substantially all of the Company's assets, or the adoption of a plan of liquidation; or (iii) a change in the composition of the Board of Directors in any two-year period such that individuals who were Board members at the beginning of such period cease to constitute a majority thereof (with certain exceptions).

The Stock Plan also permits the Committee to grant SARs with respect to all or any portion of the shares of Common Stock covered by options. Each SAR will confer a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR. The grant price of any SAR granted in tandem with an option will be equal to the exercise price of the underlying option, and the grant price of any other SAR will be such price as the Committee determines. The Committee may, in its sole discretion, condition the exercise of any SAR upon the attainment of specified Performance Goals (as defined below).

The Stock Plan also provides for the grant of restricted stock awards, which are awards of Common Stock that may not be transferred or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee determines (the "Restricted Period"). The Committee may also impose such other conditions and restrictions on the shares as it deems appropriate, including the satisfaction of one or more of the following performance criteria:
(i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital or investment; (v) earnings or book value per share; (vi) sales or revenue; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation or completion of critical projects or processes (the "Performance Goals"). The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Performance Goals will be determined, to the extent applicable, in accordance with generally accepted accounting principles and will be the subject to certification by the Committee; provided, that the Committee will have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company. The Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares on successive future dates.

During the Restricted Period, the grantee will be entitled to receive dividends with respect to, and to vote the shares awarded to him or her. If, during the Restricted Period, the grantee's continuous employment with the Company terminates for any reason, any shares remaining subject to restrictions will be forfeited, unless otherwise determined by the Committee. The Committee has the authority to cancel any or all outstanding restrictions prior to the end of the Restricted Period, including cancellation of restrictions in connection with certain types of termination of employment.

The Company's Board of Directors may at any time and from time to time suspend, amend, modify or terminate the Stock Plan; provided, however, that no amendment that requires shareholder approval in order for the Stock Plan to continue to comply with Section 162(m) of the Code or any other applicable law will be effective unless and until such amendment has received the requisite approval by the Company's shareholders.

                      OPTIONS GRANTED UNDER THE STOCK PLAN

Because awards under the Stock Plan are at the discretion of the Committee, the benefits that will be awarded thereunder are not currently determinable. The following table shows as to each of the Named Executive Officers who have been granted options under the Stock Plan, as to all executive officers of the Company as a group and as to all other employees as a group, the aggregate number of shares of Common Stock subject to options granted under the Stock Plan and the weighted average per share exercise price. All options have been granted subject to approval of the Stock Plan by shareholders. As of March 31, 1999, the market value of a share of Common Stock based on the closing price of the Common Stock on The Nasdaq Stock Market was $5.00.

                                                                                                 Weighted
                                                                                               Average Per
                                                                                              Share Exercise
                             Name                                         Options                 Price
                             ----                                         -------                 -----
Eddie R. Brown................................................            100,000                 $ 4.25
Richard H. Roberts............................................             12,500                   6.75
N. Jeffrey Woods..............................................             34,068                   4.20
All current executive officers as a group (5 persons).........            146,568                   4.45
All other employees as a group................................            270,524                   4.69

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain U.S. federal income tax aspects of options awarded under the Stock Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of options granted under the Stock Plan.

Incentive Stock Options. Neither the grant nor the exercise of an ISO will result in taxable income to the employee. The tax treatment on sales of shares of Common Stock acquired upon exercise of an ISO depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of the employee occurs (i) at least two years after the date of grant of the option; (ii) at least one year after the date the shares were transferred to the employee; and (iii) while the employee remains employed by the Company or not more than three months after his or her termination of employment (or not more than one year in the cast of a disabled employee). If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of Common Stock acquired upon the exercise of the ISO over the price paid for these shares will be treated as a long-term capital gain. If the employee disposes of the Common Stock acquired upon the exercise of the ISO before the holding period requirement is met (a "disqualifying disposition"), the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and the Company will be entitled to a corresponding deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee's holding period for the shares of Common Stock at the time of disposition is more than one year.

Although the exercise of an ISO will not result in taxable income to the employee, the excess of the fair market value of the Common Stock on the date of exercise over the exercise price will be included in the employee's "alternative minimum taxable income" under the Code.

Nonqualified Stock Options. There will be no federal income tax consequences to the Company or to the grantee upon the grant of a NQSO under the Stock Plan. However, upon the exercise of a NQSO under the Stock Plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the employee recognizes ordinary income. If the shares of Common Stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon whether the shares of Common Stock have been held for more than one year after such date.

Exercise with Shares. A grantee who pays the exercise price upon exercise of an ISO or NQSO, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for federal income tax purposes to the extent of the fair market value of the shares surrendered, but with respect to shares received in excess of such exercise price, a grantee will recognize ordinary compensation income equal to the fair market value of such shares. Shares of Common Stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of a NQSO, the basis of additional shares received upon exercise of the NQSO will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an ISO, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of exchange. If any of the shares received upon exercise of the ISO are disposed of within two years of the date of the grant of the ISO or within one year after exercise, the shares with the lowest (i.e., zero) basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock upon exercise of a SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Nonqualified Stock Options."

Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether she or he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If the participant makes a
Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

The Stock Plan is not intended to be a "qualified plan" under Section 401(a) of the Code.

PROPOSAL 3 - APPROVAL AND ADOPTION OF THE LANDAIR CORPORATION AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The purposes of the Director Plan are to attract and retain well-qualified persons for service as directors of the Company and to provide directors with an opportunity to increase their ownership interest in the Company and thereby increase their personal interest in the Company's success through the grant of options to purchase shares of Common Stock. The Board of Directors and the then sole shareholder, Forward Air Corporation, originally adopted the Director Plan on July 21, 1998. Subsequently, on October 5, 1998, the Board adopted a First Amendment to the Director Plan, subject to shareholder approval.

In the following pages we have summarized the principal features of the Director Plan. For a copy of the Plan, please write to the Secretary at the address on the cover of this Proxy Statement. The Director Plan can also be accessed as an exhibit to the Form 10-Q for the period ended March 31, 1999 on the Commission's website at www.sec.gov.

A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. Unless contrary instructions are received, shares of Common Stock represented by duly executed proxies will be voted in favor of the approval and adoption of the Director Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY OF MATERIAL PROVISIONS OF THE DIRECTOR PLAN

Pursuant to the Director Plan, each member of the Board of Directors of the Company who is neither a full-time employee of the Company, nor an officer of the Company (a "non-employee director") was automatically granted an option to purchase 15,000 shares of Common Stock on the effective date of the Director Plan, October 5, 1998, at the Fair Market Value of the Common Stock (as defined in the Plan) on the date of grant, or $4.25 per share, subject to shareholder approval at the 1999 Annual Meeting. Thereafter, each eligible non-employee director shall automatically be granted an option to purchase 7,500 shares of Common Stock on the first business day after each Annual Meeting of Shareholders of the Company. The exercise price for each such option is the Fair Market Value of the Common Stock on the date of grant.

The initial options granted on October 5, 1998 will become exercisable in two equal installments on the first and second anniversaries of the date of grant. Options granted subsequently will become exercisable in two equal installments on the first and second anniversaries of the date of grant. If a participant's service with the Company terminates for any reason other than death or disability, all options granted to the participant which are not then exercisable shall be canceled, and the remaining options will continue to be exercisable for a period of 90 days following termination of service (subject to expiration as described below). If a participant's service with the Company terminates due to the participant's death or disability, the options theretofore granted to such participant will become fully vested and exercisable and may be exercised at any time (subject only to expiration as described below). All options will expire on the tenth anniversary of the date of grant if not exercised or canceled prior to such date.

No options may be transferred by the optionee except by will or by the laws of descent and distribution. Options are exercisable during the optionee's lifetime only by the optionee.

In the event of a Change in Control (as defined below), all options awarded under the Director Plan not previously exercisable and vested will become fully exercisable and vested. The value of all options will be cashed out on the basis of the highest Fair Market Value per share of Common Stock during the 60 day period preceding the date of such Change in Control, except that in the case of any options held by persons who are subject to Section 16(b) of the Exchange Act, options will only be cashed out to the extent that options have been held for at least six months and the Change in Control is outside the control of the grantee for purposes of Rule 16b-3(e)(3) under the Exchange Act. A Change in Control of the Company shall occur (i) if a "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (with certain exceptions such as the Company and Scott M. Niswonger) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act) of more than a majority of the combined voting power of the Company; (ii) if the shareholders approve a definitive agreement to merge or consolidate the Company with or into another company or to engage in certain other similar transactions; and (iii) if over a two-year period a majority of Board of Directors at the end of the period were not also members of the Board of Directors at the beginning of the period (unless the election of new directors were approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).

The Board of Directors of the Company may at any time amend, rescind or terminate the Director Plan, except to the extent provided below. Without the approval of the shareholders of the Company, the Director Plan may not be amended to (i) materially increase the number of shares reserved under the Director Plan (except pursuant to certain changes in the capital structure of the Company) or materially increase the benefits accruing to participants under the Director Plan; (ii) materially change the requirements for eligibility under the Director Plan; or (iii) materially modify the method of determining the number of options to be granted under the Non-Employee Plan (except pursuant to certain changes in the capital structure of the Company). The Director Plan may not be amended more than once every six months, except as required for compliance with the Code or the rules thereunder. No change to any option previously granted under the Director Plan may be made without the optionee's consent.

The Company has reserved 100,000 shares of Common Stock for issuance under the Director Plan. The number of shares authorized for issuance under the Director Plan will be appropriately adjusted in the event of certain changes in the capital structure of the Company.

                     OPTIONS GRANTED UNDER THE DIRECTOR PLAN

Because awards under the Director Plan are at the discretion of the Committee, the benefits that will be awarded thereunder are not currently determinable. Only non-employee directors of the Company are eligible to participate in the Director Plan. The following table shows as to each of the non-employee directors who have been granted options under the Director Plan, the aggregate number of shares of Common Stock subject to options granted under the Director Plan and the exercise price per share. All options have been granted subject to approval of the Director Plan by the shareholders. As of March 31, 1999, the market value of a share of Common Stock based on the closing price of the Common Stock on The Nasdaq Stock Market was $5.00.

                                                                                             Exercise Price
                             Name                                         Options               Per Share
                             ----                                         -------               ---------
Jerry T. Armstrong............................................             15,000                $ 4.25
Gen. Duane H. Cassidy.........................................             15,000                  4.25
C. John Langley, Jr. .........................................             15,000                  4.25

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

Options granted under the Director Plan are nonqualified stock options under the Code. No income will be recognized for federal income tax purposes by the participant at the time the option is granted, but participants will generally recognize ordinary income at the time of exercise of an option in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. The Company will be entitled to a tax deduction in the amount recognized as income by the participant on exercise. Upon disposition of the shares, any appreciation or depreciation after the date of exercise is treated as short-term or long-term capital gain or loss, depending on the length of time the participant has held the shares.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board, acting upon the recommendation of the Audit Committee, has appointed the independent public accounting firm of Ernst & Young LLP to serve as the Company's independent auditors for 1999. As in the past, the Board has determined that it would be desirable to request ratification of its appointment by the shareholders of the Company. If the shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of independent public accountants will be reconsidered by the Board. A representative of Ernst & Young LLP is not expected to be present at the Annual Meeting, and thus, is not expected to make a statement or be available to respond to appropriate questions.

This Proposal will be approved if the votes cast in favor of the Proposal exceed the votes cast against it. Unless otherwise directed therein, the proxies solicited hereby will be voted for approval of Ernst & Young LLP. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 1999.

OTHER MATTERS

The Board of Directors knows of no other matters that may come before the meeting; however, if any other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than ten percent of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Commission, The Nasdaq Stock Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers and directors, the Company believes that during 1998 all Section 16(a) filing requirements applicable to its executive officers, directors and shareholders were timely satisfied, except that Eddie R. Brown inadvertently filed a late Form 4 in connection with the purchase of 7,400 shares of Common Stock in October 1998.

DEADLINE FOR SUBMISSION TO SHAREHOLDERS OF PROPOSALS TO BE PRESENTED AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS

Any proposal intended to be presented for action at the 2000 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than December 1, 1999 in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 2000

Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal which does not meet all the requirements for such inclusion established by the Commission at the time in effect.

For other shareholder proposals to be timely (but not considered for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders), a shareholder's notice must be received by the Secretary of the Company not later than February 28, 2000 and the proposal and the shareholder must comply with Regulation 14A under the Exchange Act. In the event that a shareholder proposal intended to be presented for action at the next Annual Meeting is not received prior to February 28, 2000, proxies solicited by the Board of Directors in connection with the Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the Annual Meeting.

MISCELLANEOUS

It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of Common Stock owned, to date, sign and return the enclosed proxy promptly.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 IS INCLUDED WITHIN THE ANNUAL REPORT PROVIDED WITH THIS PROXY STATEMENT. SUCH ANNUAL REPORT DOES NOT CONSTITUTE A PART OF THE PROXY SOLICITATION MATERIAL. COPIES OF EXHIBITS FILED WITH THE FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST. REQUESTS SHOULD BE MADE IN WRITING TO RICHARD H. ROBERTS, SECRETARY, LANDAIR CORPORATION, P.O. BOX 1058, GREENEVILLE, TENNESSEE 37744-1058.

                                             By Order of the Board of Directors

                                             Richard H. Roberts
                                             Secretary

Greeneville, Tennessee
April 15, 1999

                                                                      Appendix A

                               LANDAIR CORPORATION
        -----------------------------------------------------------------

                              AMENDED AND RESTATED
                         STOCK OPTION AND INCENTIVE PLAN
        -----------------------------------------------------------------


1.       PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

         The purpose of the Landair Corporation Stock Option and Incentive Plan (the "Plan") is to enable Landair Corporation (the "Company") to attract, retain and reward key employees of, and any consultant or other person providing key services to, the Company and its Subsidiaries, and strengthen the mutuality of interests between such persons and the Company's shareholders by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company.

         It is further intended that options granted by the Compensation or other Committee (the "Committee") of the Board of Directors of the Company (the "Board") pursuant to Section 8 of the Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended and any successor thereto (the "Code"), and options granted by the Committee pursuant to Section 7 of the Plan shall constitute "nonqualified stock options" ("Nonqualified Stock Options"). The Committee may also grant stock appreciation rights ("Stock Appreciation Rights" or "SARs") pursuant to Section 9 of the Plan and shares of restricted stock ("Restricted Stock") pursuant to Section 10 of the Plan.

         The provisions of the Plan are intended to satisfy the requirements of
Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases. The Plan is also designated so that awards granted hereunder intended to comply with the requirements for "performance-based" compensation under Section 162(m) of the Code may comply with such requirements. The creation and implementation of the Plan shall not diminish or prejudice other compensation plans or programs approved from time to time by the Board.

2.       DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's gross negligence, willful misconduct or dishonesty, any of which is directly or materially harmful to the business or reputation of the Company or any Subsidiary, as determined by the Committee in its sole discretion.

         (b) "Common Stock" shall mean shares of Common Stock, par value $.01 per share, of the Company.

         (c) "Disability" shall mean a disability as determined under procedures established by the Committee for purposes of this Plan.

         (d) "Fair Market Value" per share of Common Stock as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of a share of Common Stock subject to Incentive Stock Option shall be inconsistent with Section 422 of the Code or regulation thereunder.

         (e) "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         (f) "Option" or "Options" shall mean a grant to a Grantee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Incentive Stock Options or Nonqualified Stock Options.

         (g) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock or equity interests (including partnership interests) possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or equity interests in one of the other companies in such chain.

         (h) "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or any Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.

         (i) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock or equity interests (including partnership interests) possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or equity interests in one of the other companies in such chain.

         (j) "Ten Percent Stockholder" shall mean a Grantee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

         (k) "Retirement" means retirement by an employee from active employment with the Company or any Subsidiary (i) on or after attaining age 65, or (ii) with the express consent, for the purposes of this Plan, of the Committee or such officer of the Company as the Committee may designate from time to time at or before the time of such retirement, from active employment with the Company or any Subsidiary after age 55.

3.       ADMINISTRATION.

         The Plan shall be administered by the Committee, which will be comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or by the Board if for any reason the Committee is not so comprised, in which case all references herein to the Committee shall refer to the Board.

         The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, SARs, and Restricted Stock; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options and whether such Options will be accompanied by Stock Appreciation Rights; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price") and SARs and the kind of consideration payable (if any) with respect to awards; to determine the period during which Options may be exercised and during which Restricted Stock shall be subject to restrictions, and whether in whole or in installments; to determine the persons to whom, and the time or times at which awards shall be granted (such persons are referred to herein as "Grantees"); to determine the number of shares to be covered by each award; to determine the terms, conditions, and restrictions of any Performance Goals and the number of Options, SARs, or shares of Restricted Stock subject thereto; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with awards granted under the Plan (the "Agreements"); to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations, and interpretations of the Committee shall be final and binding on all persons, including the Company and Grantees of any awards under this Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No members of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder. To the fullest extent permitted by law, the Company shall indemnify each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such person, or his or her testator or intestate, is or was a member of the Committee.

4.       ELIGIBILITY.

         Officers and other key employees of the Company or any Subsidiary, and any consultant or other person providing key services to the Company or any Subsidiary shall be eligible to receive awards hereunder (excluding members of the Committee and any person who serves only as a director). In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee, in its sole discretion, shall take into account the contribution by the eligible participants to the management, growth, and profitability of the business of the Company and such other factors as the Committee shall deem relevant.

5.       STOCK.

         The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 1,000,000 (including shares of Common Stock reserved for the grant of awards issued in connection with the Distribution Agreement dated as of September 18, 1998, by and between the Company and Forward Air Corporation, a Tennessee corporation (the "Distribution Agreement")) subject to adjustment as provided in Section 11 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. No Grantees shall be eligible to receive awards relative to shares of Common Stock which exceed 100,000 shares in any fiscal year.

         If any outstanding award under the Plan should, for any reason, expire or be canceled, forfeited, or terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled, forfeited, or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the "Option Agreement"), in such form as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

         (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may be granted only to individuals who are employees of the Company or any Subsidiary.

         (c) Option Price. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 11 hereof. Unless otherwise stated in the resolution, the date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

         (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, as the Option Agreement may provide, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price, or in a combination of cash and Common Stock, or in such other manner as the Committee shall determine.

         (e) Term and Exercisability of Options. Each Option shall be exercisable at such times and under such conditions as the Committee, in its discretion, shall determine; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Section 6(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

         (f) Termination of Employment

             (i) Generally. Except as otherwise provided herein, an Option may not be exercised unless the Grantee is then in the service or employ of the Company or a Parent or Subsidiary (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which
Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed since the date of grant of the Option. Unless otherwise determined by the Committee at or after the date of grant, in the event that the employment of a Grantee terminates (other than by reason of death, Disability, Retirement, or for Cause) all Options that are exercisable at the time of such termination may be exercised for a period of 90 days from the date of such termination or until the expiration of the stated term of the Option, whichever period is shorter. For purposes of interpreting this Section 6(f) only, the service of a director as a non-employee member of the Board shall be deemed to be employment by the Company.

             (ii) Death or Disability. If a Grantee dies while employed by the Company or a Parent or Subsidiary (or within the period of extended exercisability otherwise provided herein), or if the Grantee's employment terminates by reason of Disability, all Options theretofore granted to such Grantee will become fully vested and exercisable (notwithstanding any terms of the Options providing for delayed exercisability) and may be exercised by the Grantee, by the legal representative of the Grantee's estate, or by the legatee under the Grantee's will at any time until the expiration of the stated term of the Option. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option. In the event that an Option granted hereunder is exercised by the legal representative of a deceased or disabled Grantee, written notice of such exercise must be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or legatee to exercise such Option.

             (iii) Retirement. If a Grantee's employment terminates by reason of Retirement, any Option held by the Grantee may thereafter be exercised, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after the date of grant (but before the date of such Retirement), at any time until the expiration of the stated term of the Option. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

             (iv) Cause. If a Grantee's employment terminates for Cause, the Option, to the extent not theretofore exercised, shall terminate on the date of termination of employment.

             (v) Committee Discretion. Notwithstanding the provisions of subsections (i) through (iv) above, the Committee may, in its sole discretion, at or after the date of grant (but before the date of termination), establish different terms and conditions pertaining to the effect on any Option of termination of a Grantee's employment, to the extent permitted by applicable federal and state law.

         (g) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Grantee at the time that such offer is made.

         (h) Other Provisions. The Option Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.

7.       NONQUALIFIED STOCK OPTIONS.

         Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.       INCENTIVE STOCK OPTIONS.

         Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof.

         (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of equity securities of the Company with respect to which Incentive Stock Options granted under this Plan and all other option plans of any Parent or Subsidiary become exercisable for the first time by each Grantee during any calendar year shall not exceed $100,000. To the extent such $100,000 limit has been exceeded with respect to any Options first becoming exercisable, including acceleration upon a Change in Control, and notwithstanding any statement in the Option Agreement that it constitutes an Incentive Stock Option, the portion of such Option(s) that exceeds such $100,000 limit shall be treated as a Nonqualified Stock Option.

         (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.       STOCK APPRECIATION RIGHTS.

         The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

         (a) In General. Unless the Committee determines otherwise, an SAR (i) granted in tandem with a Nonqualified Stock Option may be granted at the time of grant of the related Nonqualified Stock Option or at any time thereafter, and
(ii) granted in tandem with an Incentive Stock Option may only be granted at the time of grant of the related Incentive Stock Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable and shall terminate when the underlying Option terminates.

         (b) SARs. An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

         (c) Performance Goals. The Committee may condition the exercise of any SAR upon the attainment of specified Performance Goals, in its sole discretion.

10.      RESTRICTED STOCK.

         The Committee may award shares of Restricted Stock to any eligible person so determined by the Committee. Each award of Restricted Stock under the Plan shall be evidenced by an instrument, in such form as the Committee shall from time to time approve (the "Restricted Stock Agreement"), and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish including, without limitation, the requirement that a Grantee provide consideration for Restricted Stock upon the lapse of restrictions):

         (a) The Committee shall determine the number of shares of Common Stock to be issued to the Grantee pursuant to the award.

         (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the "Restricted Period"). The Committee may impose such other restrictions and conditions on the shares as it deems appropriate including the satisfaction of Performance Goals. Certificates for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions lapse at such times, under such circumstances, and in such installments, as the Committee may determine.

         (c) Subject to such exceptions as may be determined by the Committee, if the Grantee's continuous employment with the Company or any Parent or Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (f) of this Section 10) shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company or a Parent or Subsidiary at no cost to the Company or such Parent or Subsidiary.

         (d) During the Restricted Period the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 10, including the right to receive cash dividends with respect to such shares and to vote such shares; provided, that shares of Common Stock distributed in connection with a stock split or stock dividend shall be subject to restriction and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such shares are distributed.

         (e) Upon the occurrence of any of the events described in Section 11(c), all restrictions then outstanding with respect to shares of Restricted Stock awarded hereunder shall automatically expire and be of no further force or effect.

         (f) The Committee shall have the authority (and the Restricted Stock Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

         (g) If and when the Restricted Period expires without a prior forfeiture of the Restricted Stock subject to such Restricted Period, certificates for an appropriate number of unrestricted shares shall be delivered to the Grantee promptly.

11.      EFFECT OF CERTAIN CHANGES.

         (a) If there is any change in the shares of Common Stock through the declaration of extraordinary cash dividends, stock dividends, recapitalization, stock splits, or combinations or exchanges of such shares, or other similar transactions, the number of shares of Common Stock available for awards (both the maximum number of shares issuable under the Plan as a whole and the maximum number of shares issuable on a per-employee basis, each as set forth in Section 5 hereof), the number of such shares covered by outstanding awards, the Performance Goals, and the price per share of Options or SARs shall be proportionately adjusted by the Committee to reflect such change in the issued shares of Common Stock; provided, that any fractional shares resulting from such adjustment shall be eliminated; and provided, further, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
Section 424(h) of the Code.

         (b) In the event of the dissolution or liquidation of the Company; in the event of any corporate separation or division, including but not limited to, split-up, split-off or spin-off; or in the event of other similar transactions, the Committee may, in its sole discretion, provide that either:

             (i) the Grantee of any award hereunder shall have the right to exercise an Option (at its then Option Price) and receive such property, cash, securities, or any combination thereof upon such exercise as would have been received with respect to the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division; or

             (ii) each Option shall terminate as of a date to be fixed by the Committee and that not less than thirty (30) days' written notice of the date so fixed shall be given to each Grantee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise all or part of such Option.

         In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, any award then outstanding shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the award or to substitute an equivalent award, in which case the Committee shall, in lieu of such assumption or substitution, provide for the realization of such outstanding awards in the manner set forth in Section 11(b)(i) or 11(b)(ii) above.

         (c) If, while any awards remain outstanding under the Plan, any of the following events shall occur (which events shall constitute a "Change in Control" of the Company):

             (i) the "beneficial ownership," as defined in Rule 13d-3 under the Exchange Act, of securities representing more than a majority of the combined voting power of the Company are acquired by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) Scott M. Niswonger or any member of his Immediate Family, or (D) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

             (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another company (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation), or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or

             (iii) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period); then from and after the date on which any such Change in Control shall have occurred (the "Acceleration Date"), any Option, SAR, and share of Restricted Stock awarded pursuant to this Plan shall be exercisable or otherwise nonforfeitable in full, as applicable, whether or not otherwise exercisable or forfeitable.

         Following the Acceleration Date, (i) the Committee shall, in the case of a merger, consolidation, or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for awards, and to the amount and kind of shares or other securities or property receivable upon exercise or other realization of any outstanding awards after the effective date of such transaction, and, if applicable, the price thereof, and (ii) the Committee may in its discretion (unless proscribed with respect to certain Grantees), permit the cancellation of outstanding Options, SARs, and Restricted Stock in exchange for a cash payment in an amount equal to the Spread. The term "Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period preceding the Acceleration Date over (B) the Option Price per share of Common Stock at which such Option, SAR, or Restricted Stock is exercisable, by (ii) the number of shares of Common Stock with respect to which the Option, SAR, or Restricted Stock is being exercised.

         Notwithstanding the foregoing, (i) with respect to any Incentive Stock Option (or an SAR relating to an Incentive Stock Option), the Grantee may not receive a cash payment in excess of the maximum amount that will enable such option to continue to qualify as an Incentive Stock Option, and (ii) no Grantee subject to the reporting requirements of Section 16(a) of the Exchange Act shall be eligible to receive a cash payment in respect of any award held for less than six months prior to exercise.

         (d) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         (e) Except as herein before expressly provided in this Section 11, the Grantee of an award hereunder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another company; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. The grant of an award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate, or sell, or transfer all or part of its business or assets or engage in any similar transactions.

12.      SURRENDER AND EXCHANGES OF AWARDS.

         The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program, or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Grantee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Grantee. Subject to the provisions of the Plan, such new Option (1) may be an Incentive Stock Option or a Nonqualified Stock Option and (2) shall be exercisable at the price, during such period, and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. The Committee may also grant Restricted Stock in exchange for Surrendered Options to any holder of such Surrendered Option.


13.      PERIOD DURING WHICH AWARDS MAY BE GRANTED.

         Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the effective date of the Plan, provided that awards granted prior to such tenth anniversary date may be extended beyond such date.

14.      LIMITS ON TRANSFERABILITY OF AWARDS.

         Awards of Incentive Stock Options (and any SAR related thereto) shall not be transferable otherwise than by will or by the laws of descent and distribution, and all Incentive Stock Options are exercisable during the Grantee's lifetime only by the Grantee. Awards of Nonqualified Stock Options (and any SAR related thereto) shall not be transferable, without the prior written consent of the Committee, other than (i) by will or by the laws of descent and distribution, (ii) by a Grantee to a member of his or her Immediate Family, or (iii) to a trust for the benefit of the Grantee or a member of his or her Immediate Family. Awards of Restricted Stock shall be transferable only to the extent set forth in the Restricted Stock Agreement.

15.      EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of the date of the Distribution, subject to the approval of the Plan by the holders of a majority of the shares of Common Stock. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

16.      AGREEMENT BY GRANTEE REGARDING WITHHOLDING TAXES.

         If the Committee shall so require, as a condition of exercise of an Option or SAR or other realization of an award, each Grantee shall agree that no later than the date of exercise or other realization of an award granted hereunder, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld upon the exercise of an Option or other realization of an award. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state, and local taxes of any kind required by law to be withheld upon the exercise of an Option or realization of any award from any payment of any kind due to the Grantee. The Committee may, in its sole discretion, permit withholding obligations to be satisfied in shares of Common Stock subject to the award.

17.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board at any time and from time to time may suspend, terminate, modify, or amend the Plan without stockholder approval to the fullest extent permitted by the Exchange Act and the rules and regulations thereunder; provided, however, that no suspension, termination, modification, or amendment of the Plan may adversely affect any award previously granted hereunder, unless the written consent of the Grantee is obtained.

18.      RIGHTS AS A SHAREHOLDER.

         Except as provided in Section 10(d) hereof, a Grantee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

19.      NO RIGHTS TO EMPLOYMENT.

         Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of the Company or any subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such subsidiary to terminate such Grantee's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues in the employ of the Company or any Subsidiary.

20.      BENEFICIARY.

         A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

21.      UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee by the Company, nothing contained herein shall give any such Grantee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

22.      GOVERNING LAW.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Tennessee.

                                                                      Appendix B


                               LANDAIR CORPORATION
--------------------------------------------------------------------------------

          AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

SECTION 1.  Purpose.

         The purposes of the Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") are to attract and retain well-qualified persons for service as directors of Landair Corporation (the "Company"), to provide directors with an opportunity to increase their ownership interest in the Company, and thereby increase their personal interest in the Company's continued success, through the grant of options (the "Options") to purchase shares of the $.01 par value per share common stock of the Company (the "Common Stock").

SECTION 2.  Administration.

         Responsibility and authority to administer and interpret the provisions of the Plan shall be conferred upon the Company's Compensation Committee (the "Committee"). The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All usual and reasonable expenses of the Committee shall be paid by the Company. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all recipients who have received awards, the Company and other interested persons. Notwithstanding the foregoing, the Committee shall have no discretion with respect to the amount, price and timing of the awards. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or awards made hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 3.  Eligibility.

         All directors of the Company who are neither full-time employees of the Company nor officers of the Company shall be participants in the Plan.

SECTION 4.  Options.

         Each eligible participant serving as a director on the effective date of the Plan shall automatically be granted, on such effective date, Options to purchase fifteen thousand (15,000) shares of Common Stock. Each individual who serves as a director of the Company and is an eligible participant shall automatically be granted options to purchase seven thousand five hundred (7,500) shares of Common Stock on the first business day after each Annual Meeting of Shareholders of the Company occurring after the effective date of the Plan. Each Option granted hereunder shall be evidenced by an Option Agreement acceptable to the Company. The Options shall be registered pursuant to a Registration Statement on Form S-8 to be filed in compliance with the Securities Act of 1933, as amended (the "Securities Act").

SECTION 5.  Terms and Conditions.

         (a) Options to purchase up to one hundred thousand (100,000) shares of Common Stock may be granted hereunder. In the event that any Option granted hereunder expires unexercised or is canceled, surrendered, or terminated without being exercised, in whole or in part, for any reason, then the number of shares of Common Stock theretofore subject to such Option which expired or were canceled, surrendered or terminated without being exercised shall be added to the remaining number of shares of Common Stock for which Options may be granted hereunder. The Committee shall appropriately adjust the number of shares for which Options may be granted pursuant to the Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization of the Company.

         (b) The Options shall be exercisable only by the participant during his or her lifetime and may not be transferred other than by will or the laws of descent and distribution.

         (c) The exercise price per share for each Option granted under the Plan shall be 100% of the Fair Market Value (as defined below) of a share of Common Stock as of the date of grant. "Fair Market Value" as of a given date for purposes of the Plan and any Option Agreement means (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

         (d) The initial Options to purchase fifteen thousand (15,000) shares of Common Stock granted to directors on the effective date of the Plan shall become exercisable in two (2) equal installments on the first and second anniversaries of their respective dates of grant. Subsequent annual grants of Options shall become exercisable in two (2) equal installments, the first installment becoming exercisable twelve (12) months after the respective date of grant. The second installment of each annual grant shall become exercisable twenty-four (24) months after the respective date of grant. Once an Option has become exercisable, it shall remain exercisable, to the extent not exercised, until its expiration date.

         (e) If a participant's service with the Company terminates due to the participant's death or disability, all Options theretofore granted to the participant will become fully vested and exercisable and may be exercised by the participant, by the legal representative of the participant's estate, or by the legatee under the participant's will at any time until the expiration of the Option (as set forth below). If a participant's service with the Company terminates for any other reason, all Options granted to such participant which are not then exercisable shall be canceled, and the remaining Options shall continue to be exercisable for ninety (90) days thereafter (subject to expiration as provided below).

         (f) Payment of the exercise price shall be in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or both, as elected by the participant. Shares of Common Stock issued pursuant to the exercise of an Option under the Plan shall be from authorized but unissued shares. To the extent the shares purchased through the exercise of an Option granted hereunder are not registered under the Securities Act, they may not be sold, assigned, transferred or otherwise disposed of in the absence of an effective registration statement covering the shares, or an available exemption under the Securities Act.

         (g) Notwithstanding any other provision herein to the contrary, all Options granted hereunder shall expire on the tenth anniversary of their respective date of grant.

SECTION 6.  Change in Control.

         If, while any awards remain outstanding under the Plan, any of the following events shall occur (which events shall constitute a "Change in Control" of the Company):

                  (a) the "beneficial ownership," as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of securities representing more than a majority of the combined voting power of the Company are acquired by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) Scott M. Niswonger or any member of his Immediate Family (as defined below), or (D) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

                  (b) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another company (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation), or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or

                  (c) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors of the Company (the "Board") cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least twothirds of the directors then still in office who were directors at the beginning of such period);

then from and after the date on which any such Change in Control shall have occurred (the "Acceleration Date"), any Option, SAR, and share of Restricted Stock awarded pursuant to this Plan shall be exercisable or otherwise nonforfeitable in full, as applicable, whether or not otherwise exercisable or forfeitable.

         Following the Acceleration Date, (i) the Committee shall, in the case of a merger, consolidation, or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for awards, and to the amount and kind of shares or other securities or property receivable upon exercise or other realization of any outstanding awards after the effective date of such transaction, and, if applicable, the price thereof, and (ii) the Committee may in its discretion (unless proscribed with respect to certain Grantees), permit the cancellation of outstanding Options, SARs, and Restricted Stock in exchange for a cash payment in an amount equal to the Spread. The term "Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period preceding the Acceleration Date over (B) the Option Price per share of Common Stock at which such Option, SAR, or Restricted Stock is exercisable, by (ii) the number of shares of Common Stock with respect to which the Option, SAR, or Restricted Stock is being exercised.

         Notwithstanding the foregoing, no participant subject to the reporting requirements of Section 16(a) of the Exchange Act shall be eligible to receive a cash payment in respect of any award held for less than six months prior to exercise.

         For purposes of this Section 6, "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships.

SECTION 7.  Amendment or Discontinuance.

         The Board of Directors may, at any time amend, rescind or terminate the Plan, as it shall deem advisable; provided, however, that (i) no change may be made in any Option previously made under the Plan which would impair the recipients' rights without their consent; (ii) no amendment to the Plan may be made without approval of the Company's shareholders if the effect of the amendment would be to: (a) materially increase the number of shares reserved hereunder or benefits accruing to participants under the Plan, (b) materially change the requirements for eligibility under Section 3 hereof, or (c) materially modify the method for determining the number of options granted under
Section 4 hereof, except that any such increase or modification that results from adjustments authorized by the first paragraph of Section 5 shall not require such approval; and (iii) no amendment may be made to the Plan within six
(6) months of a prior amendment, except as required for compliance with the Internal Revenue Code of 1986, as amended from time to time, or the rules thereunder.

SECTION 8.  Effective Date and Term of Plan.

         The Plan shall become effective as of October 5, 1998, subject to the approval of a majority of the shareholders of the Company. Options granted prior to termination of the Plan, shall, notwithstanding termination of the Plan, continue to be effective and shall be governed by the Plan.

SECTION 9.  Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Tennessee pertaining to contracts made and to be performed wholly within such jurisdiction.

                                                                      Appendix C



                                     PROXY
                              LANDAIR CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF LANDAIR CORPORATION

   The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints Scott M. Niswonger, Eddie R. Brown and Richard H. Roberts and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock of Landair Corporation owned of record by the undersigned on all matters which may come before the 1999 Annual Meeting of Shareholders to be held at the General Morgan Inn & Conference Center, 111 North Main Street, Greeneville, Tennessee, on May 18, 1999, at 1:30 p.m., local time, and any adjournments thereof, unless otherwise specified herein. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, are further authorized to vote on matters which the Board of Directors does not know a reasonable time before making the proxy solicitation will be presented at the meeting, and are further authorized to vote on other matters which may properly come before the 1999 Annual Meeting and any adjournments thereof.

1. Election of Directors

    [ ] FOR the nominees listed below (except as marked to the    [ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for all
        contrary below)                                               nominees listed below

   Jerry T. Armstrong; Eddie R. Brown; Gen. Duane H. Cassidy; C. John Langley, Jr.; Scott M. Niswonger; and Richard H. Roberts

For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2. Approval and adoption of the Landair Corporation Amended and Restated Stock Option and Incentive Plan

        [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. Approval and adoption of the Landair Corporation Amended and Restated Non-Employee Director Stock Option Plan

        [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                               (see reverse side)

4. Ratification of the appointment of Ernst & Young LLP as independent auditors

        [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

                                                  Do you plan to attend the
                                                  Annual Meeting?

                                                  [ ] Yes   [ ] No

                                                  PLEASE SIGN AND DATE BELOW AND
                                                  RETURN PROMPTLY.

                                                  Please sign exactly as name
                                                  appears hereon. Joint Owners
                                                  should each sign. When signing
                                                  as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such.

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s)              Date